Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases

12. Leases

The Company is obligated under certain operating leases to rent space for its facilities and other office space. The original terms of the leases typically range from five to ten years, with optional renewal periods.

Aggregate minimum lease payments under non-cancelable operating leases with original or remaining lease terms in excess of one year are as follows (in thousands):

Operating Leases
2012	$8,143
2013	5,767
2014	4,394
2015	3,514
2016	3,073
Thereafter	4,054

Total minimum rental obligations	$28,945

During the years ended 2011, 2010 and 2009, rent expense was approximately $5.6 million, $1.3 million and $0.9 million, respectively.